UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2018

Q2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36350 (Commission File Number)	20-2706637 (IRS Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(512) 275-0072
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
Not Applicable

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Q2 Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission on October 16, 2018 announcing the consummation of its previously announced acquisition of Cloud Lending, Inc. ("Cloud Lending"). This Amendment to the Original Form 8-K is being filed solely to amend and supplement the Original Form 8-K to include the historical audited consolidated financial statements of Cloud Lending, the unaudited condensed consolidated financial statements of Cloud Lending, and the unaudited pro forma condensed combined financial information. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01.

Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Condensed consolidated audited financial statements of Cloud Lending and its subsidiaries as of and for the years ended December 31, 2017 and 2016, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference. Unaudited condensed consolidated financial statements of Cloud Lending and its subsidiaries as of and for the nine months ended September 30, 2018 and 2017, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, for the year ended December 31, 2017, and as of and for the nine months ended September 30, 2018, giving effect to the Cloud Lending acquisition, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of BDO USA LLP, independent auditors for Cloud Lending, Inc., dated December 28, 2018.

99.1	Consolidated audited financial statements of Cloud Lending and its subsidiaries as of and for the years ended December 31, 2017 and 2016, and the related notes thereto

99.2	Unaudited condensed consolidated financial statements of Cloud Lending as of and for the nine months ended September 30, 2018 and 2017, and the related notes thereto

99.3	Unaudited pro forma condensed combined financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

December 28, 2018	By:	/s/ Jennifer N. Harris
Jennifer N. Harris Chief Financial Officer